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                                                               EXHIBIT 23.2

                          CONSENT OF INDEPENDENT AUDITOR'S

As independent auditors for Telident, Inc. (the Company), we hereby consent to the incorporation of our report dated August 26, 1996, included in this Form 10-KSB into the Company's previously filed Registration Statement on Form S-8, No. 33-25922C.

                                              McGLADREY & PULLEN, LLP

St. Paul, Minnesota
August 7, 1997